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                                                                  EXHIBIT 10.13


                                      HAWK
                                     [LOGO]



October 1, 1996



Mr. Norman C. Harbert,
         Mr. Ronald E. Weinberg,
         Mr. Byron S. Krantz,
         Mr. Douglas D. Wilson and
         Mr. Jeffrey H. Berlin
c/o Hawk Corporation
200 Public Square, Suite 29-2500
Cleveland, Ohio  44114-2301


         Re:      AMENDMENT OF STOCKHOLDER NOTES TO HAWK CORPORATION


Gentlemen:

         This letter sets forth the agreement of Hawk Corporation (the "Corporation," f.k.a. The Hawk Group of Companies, Inc.) to reduce the base rate of interest set forth in those certain Promissory Notes, each dated June 30, 1995, issued by each of you to the Corporation to the Prime Lending Rate (as defined in the Credit Agreement among The Hawk Group of Companies, Inc., Various Banks and Bankers Trust Company, as Agent, dated June 30, 1995), or the equivalent rate set forth in any successor senior credit facility of the Corporation, effective as of October 1, 1996.

                                           Sincerely,

                                           HAWK CORPORATION


                                           By: /s/ Byron S. Krantz
                                              -----------------------
                                               Byron S. Krantz, Secretary